EXHIBIT 10.10
________________________________ (________)
________________________________
________________________________
________________________________
Telephone:  (_____) ________________
Facsimile: (_____) _________________

Attorney for TCA Global Credit Master Fund, LP

______________________________________________

______________________________________________

______________________________________________

TCA GLOBAL CREDIT MASTER FUND, LP, a Cayman Island limited partnership,

Plaintiff,

vs.

PHARMAGEN, INC., a Nevada corporation, and PHARMAGEN DISTRIBUTION, LLC, a Delaware limited liability company, PHARMAGEN LABORATORIES, INC., a New York corporation, and PHARMAGEN NUTRICEUTICALS, INC., a Delaware corporation

Defendants.
) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	JUDGMENT BY CONFESSION Case No._____________________________ Judge_______________________________

Pursuant to the __________________________ rules of civil procedure and the affidavit of counsel for TCA Global Credit Master Fund, LP, a limited partnership organized and existing under the laws of the Cayman Islands, its successors or assigns (“Plaintiff”), the Court hereby enters judgment against (i) Pharmagen, Inc., a corporation incorporated under the laws of the State of Nevada (the “Borrower”) and (ii) Pharmagen Distribution, LLC, a limited liability company organized and existing under the laws of the State of Delaware, Pharmagen Laboratories, Inc., a corporation incorporated under the laws of the State of New York, and Pharmagen Nutriceuticals, Inc., a corporation incorporated under the laws of the State of Delaware (together, jointly and severally, the “Guarantors” and together with the Borrower, collectively, the “Defendants”), as follows:

1.           Defendants failed to comply with the terms of that certain Senior Secured Credit Facility Agreement, dated February 28, 2013, made by and among Plaintiff and Defendants, a copy of which is attached hereto as Exhibit A (the “Credit Agreement”), in that Defendants failed to make a required payment or payments thereunder or otherwise abide by and satisfy the terms thereof.

2.           Guarantors failed to comply with the terms of those certain Guaranty Agreements, each dated February 28, 2013, made by the Guarantors, a copy of which is attached hereto as Exhibit B (together, the “Guaranties”), in that Guarantors failed to make a required payment or payments thereunder or otherwise abide by and satisfy the terms thereof.

3.           By virtue of Defendants’ default and violation of the terms of the Credit Agreement and the Guaranties, judgment in favor of Plaintiff is hereby entered against Defendants in the aggregate principal amount of all loans outstanding under and pursuant to the Credit Agreement, plus costs (including reasonable attorneys’ fees) and accrued and unpaid interest, fees and expenses less any payments previously made by Defendants, which net amount is $________________ (the “Judgment Amount”).

4.           Interest shall accrue on the Judgment Amount at the rate of eighteen percent (18%) per annum until all amounts due under the terms of this Judgment by Confession are paid to Plaintiff.

5.           It is agreed that this Judgment by Confession shall not be filed or recorded by Plaintiff until or unless an Event of Default (as defined in the Credit Agreement) has occurred and is continuing.

DATED this ____day of ___________, 20___.

BY THE COURT ___________________________________

CONSENT TO ENTRY OF JUDGMENT BY CONFESSION

__________________ COUNTY	)
) ss
STATE OF __________________	)

Defendants, Pharmagen, Inc., a corporation incorporated under the laws of the State of Nevada, Pharmagen Distribution, LLC, a limited liability company organized and existing under the laws of the State of Delaware, Pharmagen Laboratories, Inc., a corporation incorporated under the laws of the State of New York, and Pharmagen Nutriceuticals, Inc., a corporation incorporated under the laws of the State of Delaware (together, the “Defendants”), hereby knowingly and voluntarily waive service of process and consents to the entry of this Judgment by Confession at the request of counsel for TCA Global Credit Master Fund, LP, a limited partnership organized and existing under the laws of the Cayman Islands, its successors or assigns (“Plaintiff”), if an Event of Default (as that term is defined in that certain Senior Secured Credit Facility Agreement, dated February 28, 2013 (the “Credit Agreement”) occurs and is continuing. The Judgment Amount (as defined in the Judgment by Confession) shall be all unpaid amounts accrued and owing under the terms of the Credit Agreement at the time the Judgment by Confession is filed. Plaintiff agrees it will not file the Judgment by Confession unless and until an Event of Default has occurred and is continuing; provided, however, that upon an Event of Default, Plaintiff shall be entitled to immediately file such Judgment by Confession in ex parte fashion. Plaintiff’s counsel shall provide the Court with an affidavit stating the Judgment Amount and stating that Defendants have failed to abide by and satisfy the terms of the Credit Agreement and those certain Guaranties, each dated February 28, 2013, made by the Guarantors and executed in connection with the Credit Agreement.

PHARMAGEN, INC.

By: /s/ Mackie Barch Name: Mackie Barch Title: _________________________________	Dated:____________________________________

Subscribed and sworn to before me by ________________ on this ___ day of ______________ 20___.

____________________________________ Notary Public

[Signature Page to Consent to Entry of Judgment by Confession]

PHARMAGEN DISTRIBUTION, LLC

By: /s/ Mackie Barch Name: Mackie Barch Title: _________________________________	Dated:____________________________________

Subscribed and sworn to before me by ________________ on this ___ day of ______________ 20___.

____________________________________ Notary Public

[Signature Page to Consent to Entry of Judgment by Confession]

PHARMAGEN NUTRICEUTICALS, INC.

By: /s/ Mackie Barch Name: Mackie Barch Title: _________________________________	Dated:____________________________________

Subscribed and sworn to before me by ________________ on this ___ day of ______________ 20___.

____________________________________ Notary Public

[Signature Page to Consent to Entry of Judgment by Confession]

PHARMAGEN LABORATORIES, INC.

By: /s/ Mackie Barch Name: Mackie Barch Title: _________________________________	Dated:____________________________________

Subscribed and sworn to before me by ________________ on this ___ day of ______________ 20___.

____________________________________ Notary Public

[Signature Page to Consent to Entry of Judgment by Confession]

EXHIBIT A

CREDIT AGREEMENT

EXHIBIT B

GUARANTY AGREEMENTS